UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2003

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	52-2013874
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
11600 Sallie Mae Drive, Reston, Virginia	20193
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 810-3000

Item 5.      Other Events

                 Effective as of January 23, 2003, SLM Corporation (the “Company”) executed and delivered the Selling Agency Agreement among the Company, ABN AMRO Financial Services, Inc., Banc of America Securities LLC, Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc., UBS PaineWebber Inc. and Wachovia Securities, Inc. (collectively, the “Agents”) under which the Company will issue, from time to time, its Medium Term Notes, Series B, also known as EdNotesSM (“EdNotes”).

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

1	Selling Agent Agreement dated as of January 23, 2003 among the Company and the Agents party thereto.

4.1	Officers’ Certificate establishing the terms of the EdNotes.

4.2	Medium Term Note Master Note dated January 23, 2003.

4.3	Form of Fixed Rate Medium Term Note (included in Exhibit 4.1).

4.4	Form of Floating Rate - Commercial Paper Rate Medium Term Note (included in Exhibit 4.1).

4.5	Form of Floating Rate - LIBOR Medium Term Note (included in Exhibit 4.1).

4.6	Form of Floating Rate - Prime Rate Medium Term Note (included in Exhibit 4.1).

4.7	Form of Floating Rate - Treasury Bill Rate Medium Term Note (included in Exhibit 4.1).

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION By: /s/ JOHN F. REMONDI
	Name:	John F. Remondi
Dated: January 27, 2003	Title:	Executive Vice President & Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page

1	Selling Agent Agreement dated as of January 23, 2003 among the Company and the Agents party thereto.

4.1	Officers’ Certificate establishing the terms of the EdNotes.

4.2	Medium Term Note Master Note dated January 23, 2003.

4.3	Form of Fixed Rate Medium Term Note (included in Exhibit 4.1).

4.4	Form of Floating Rate - Commercial Paper Rate Medium Term Note (included in Exhibit 4.1).

4.5	Form of Floating Rate - LIBOR Medium Term Note (included in Exhibit 4.1).

4.6	Form of Floating Rate - Prime Rate Medium Term Note (included in Exhibit 4.1).

4.7	Form of Floating Rate - Treasury Bill Rate Medium Term Note (included in Exhibit 4.1).